Execution Version
LIMITED WAIVER AND AMENDMENT AGREEMENT

THIS LIMITED WAIVER AND AMENDMENT AGREEMENT (this “Agreement”) is entered into this 14th day of May, 2025, by and among KATAPULT SPV-1 LLC, a Delaware limited liability company (“Borrower”), KATAPULT GROUP, INC, a Delaware corporation (“Holdings”), KATAPULT HOLDINGS, INC., a Delaware corporation (“Parent Entity” and Borrower, Holdings and Parent Entity together, collectively, the Credit Parties”), each of the lenders party to the Loan Agreement (defined below) (individually, each a “Lender” and collectively, the “Lenders”) and MIDTOWN MADISON MANAGEMENT LLC, a Delaware limited liability company, as administrative, payment and collateral agent for itself, as a Lender, and for the other Lenders (in such capacities, “Agent”).

RECITALS

A.Borrower, Holdings, Parent Entity, Lenders and Agent entered into that certain Loan and Security Agreement, dated as of May 14, 2019 (as amended, amended and restated, supplemented, revised, or otherwise modified from time to time, the “Loan Agreement”);

B.One or more Defaults or Events of Default under (and as defined in) the Loan Agreement exist and are continuing under the Loan Agreement, as described further in Section 2 below and as a consequence, Agent and Lenders are entitled to, the rights and remedies as a result thereof under the Loan Agreement and other Loan Documents;

C.Borrower has requested that Agent and Lenders (i) temporarily waive such Defaults and/or Events of Default for the duration of the Limited Waiver Period (as defined below) and (ii) amend the Loan Agreement; and

D.Agent and Lenders are willing to do so upon and subject to the terms and conditions of this Agreement and the compliance of the Credit Parties and their Affiliates with the conditions set forth herein and the other provisions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

AGREEMENT
1.
1.Definitions. Capitalized terms used but not defined in this Agreement shall have the meanings given to them in the Loan Agreement, as amended by this Agreement. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):
“Existing Default” and “Existing Defaults” have the meanings specified in Section 2 hereof.
“Limited Waiver Default” means the occurrence of any of the following at any time during the Limited Waiver Period: (i) any Event of Default (other than each Existing Default), unless such Event of Default has been otherwise expressly waived in writing by the applicable Requisite Lenders (or all of the Lenders, to the extent required by the Loan Agreement), (ii) the failure of any Credit Party to comply with any term, condition, or covenant set forth in this Agreement during the Limited Waiver Period in accordance with the terms of this Agreement, (iii) the failure of any representation or warranty made by any Credit Party under or in connection with entry into this Agreement to be true, correct and
Katapult – Limited Waiver and Amendment Agreement

complete, in each case, in all material respects, (iv) the commencement or continuation of any enforcement action against any Credit Party or its property by any creditor of a Credit Party having a lien on any material assets of any Credit Party, (v) any Credit Party shall contest any term, provision, or acknowledgement contained in this Agreement, or (vi) the commencement of any litigation or other proceeding by a Credit Party or any of their respective Affiliates against any Agent, any Lender or any of their respective Affiliates.
“Limited Waiver Effective Date” shall have the meaning specified in Section 5 hereof.
“Limited Waiver Period” means the period commencing on the Limited Waiver Effective Date and ending on the earlier to occur of (i) a Limited Waiver Default and (ii) the Limited Waiver Termination Date.
“Limited Waiver Termination Date” means 12:01 a.m., New York City time, on June 4, 2025, time being of the essence.
“Released Parties” shall have the meaning specified in Section 8 hereof.
“Releasors” shall have the meaning specified in Section 8 hereof.
2.Existing Events of Default. The Credit Parties have failed (or expect to fail) to comply with certain requirements of the Loan Agreement and the other Loan Documents resulting in the occurrence of certain Defaults and/or Events of Default under the Loan Agreement (and the other Loan Documents) as set forth below in this Section 2, in each case, arising from events or circumstances existing on or prior to the date hereof (or, in the case of Section 2.3, after the date hereof with respect to the measurement period ending April 30, 2025) (each an “Existing Default” and collectively, the “Existing Defaults”):
2.1
2.1Liquidity having been less than $10,000,000 as of any relevant date of determination on or prior to the date hereof;

2.2any “going concern” concern qualification or opinion included in the auditor’s report accompanying the Parent Entity’s audited annual financial statements for the fiscal year ended December 31, 2024;

2.3the Total Advance Rate having exceeded 120% as of the end of any fiscal month as reflected in the applicable Monthly Servicing Report and the Borrower not having deposited funds in the Total Advance Rate Reserve Account to reduce the Total Advance Rate to the maximum permitted rate;
2.4the Tangible Net Worth having been less than ($50,000,000) as of end of any fiscal month; and
2.5any representation, statement or warranty made, or deemed to have been made, including in any Borrowing Base Certificate, not being true and correct (or omitting facts necessary to make such statements not misleading), in each case, as such representation, statement or warranty relates to an Existing Default, and any Borrowing Base Certificates being delivered signed and/or uncertificated in light of such Existing Defaults.

3.Limited Waiver.

3.1The Agent and the Lenders party hereto (constituting Requisite Lenders) hereby temporarily waive the Existing Defaults (the “Limited Waiver”). The Limited Waiver shall be effective from the Limited Waiver Effective Date through the end of the Limited Waiver Period.

Katapult – Limited Waiver and Amendment Agreement

3.2Limited and Temporary Nature of Waiver. Agent and Lenders have waived, on a limited and temporary basis only, and not beyond the Limited Waiver Termination Date, the Existing Defaults. Agent and Lenders have not waived, and are not by this Agreement waiving, any other Default or Event of Default that may occur from events or circumstances arising after the effectiveness of this Agreement), and Agent and Lenders have not agreed to standstill with respect to any of their respective rights or remedies concerning any Default or Event of Default (other than any Existing Default and then only during the Limited Waiver Period). Without limiting the foregoing, as of the date hereof, Agent does not have actual knowledge of the continuation of any Event of Default other than the Existing Defaults. Upon the end of the Limited Waiver Period, the Limited Waiver shall be of no further force or effect, and each of the Agent and each Lender party hereto reserves all of its respective rights and remedies set forth in, and subject to the terms of, the Loan Agreement, the other Loan Documents and applicable Law.

3.3No Assurances regarding Extension of Limited Waiver Period. Without limiting the generality of the foregoing, none of the Credit Parties will assert, claim or contend, that any prior action or course of conduct by Agent or any or all of the Lenders constitutes an agreement, obligation or cause of declining to continue such action or course of conduct in the future. Each of the Credit Parties hereby acknowledges and agrees that Agent and Lenders have made no commitment as to how or whether any Existing Default will be resolved, nor have they given any assurances or commitments with respect to any additional or future standstill, waiver or accommodation of any kind upon the termination or expiration of the Limited Waiver Period, and each of the Credit Parties agrees that neither Agent nor Lenders have any obligation to extend the Limited Waiver Period. Any agreement by the Lenders to extend the Limited Waiver Period or further waive the Existing Defaults and amend the Loan Agreement must be set forth in writing and signed by a duly authorized signatory of Agent and the Requisite Lenders.

3.4Advances by Agent. During the Limited Waiver Period, notwithstanding the Existing Defaults (which, for the avoidance of doubt, have been limitedly and temporarily waived as set forth herein), Agent shall make, and direct the Lenders to fund, Revolving Advances to the Borrower under the Loan Agreement, so long as each and every condition precedent, except for (x) the absence of Existing Defaults (which, for the avoidance of doubt, have been limitedly and temporarily waived as set forth herein), (y) the delivery of an executed Request for Revolving Advance in the form required in the Loan Agreement (it being understood that the form of Request for Revolving Advance most recently delivered prior to the date hereof may be delivered in lieu of such form required by the Loan Agreement) and (z) the delivery of an executed Borrowing Base Certificate in the form required in the Loan Agreement (it being understood that a revised form of Borrowing Base Certificate, which describes potential delinquencies and the uncertainty related to the reporting thereto and/or details related to the existence thereof, and is otherwise reasonably satisfactory to the Agent and the Lenders (it being understood that modifications consistent with the revised Request for Revolving Advance described in the preceding clause (y) are reasonably satisfactory to the Administrative Agent and the Lenders), may be delivered in lieu of such form required by the Loan Agreement), for each such Revolving Advance has been satisfied in accordance with the Loan Agreement.

4.No Waiver, Ratification, Further Assurances and Consent.

4.1Except as specifically set forth in Section 3 hereof, nothing contained in this Agreement, or any other communication among Agent, Lenders, Borrower or any other Credit Party on or prior to the date hereof in connection with this Agreement shall be construed as a standstill or waiver by Agent or Lenders of any covenant or provision of the Loan Agreement, the other Loan Documents, this Agreement or any other contract or instrument among any Credit Party, Agent and/or Lenders, or of any similar future transaction and the failure of Agent and/or Lenders at any time or times hereafter to require strict performance by any Credit Party of any provision thereof shall not waive, affect or diminish any right of Agent and/or Lenders to thereafter demand strict compliance therewith. Except as expressly set forth herein, nothing contained in this Agreement shall directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect Agent’s or any Lender’s right at any time to exercise any right, privilege or remedy in connection with the Loan Agreement, as amended hereby, or any other Loan Documents, (ii) except as expressly provided herein, amend or alter any provision of the Loan Agreement or any other Loan Documents or any other contract or instrument, or (iii) constitute any course of dealings or other basis for altering any obligation of any Credit Party under the Loan Agreement

Katapult – Limited Waiver and Amendment Agreement

or any other Loan Documents or any right, privilege or remedy of Agent or any Lender under the Loan Agreement, any other Loan Documents or any other contract or instrument.
4.2Each of the Credit Parties ratifies and confirms that all of its respective obligations under the Loan Documents are in full force and effect and are performable in accordance with their respective terms without setoff, defense, counter-claim or claims in recoupment. This Agreement shall be construed in connection with and as part of the Loan Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Agreement, as amended by this Agreement, and each other Loan Document are hereby ratified and confirmed and shall remain in full force and effect. Each Credit Party hereby acknowledges, ratifies, and confirms that, notwithstanding the agreement of Agent and the Lender to waive, on a limited and temporary basis and not beyond the Limited Waiver Termination Date, the Existing Defaults, (i) other than as contemplated by Section 3.4, no Credit Party may take any action that would otherwise be prohibited under the applicable Loan Documents on account of the existence of the Existing Defaults, and (ii) no Agent nor any Lender shall take any action that would otherwise be prohibited under the applicable Loan Documents in the absence of a Default or an Event of Default.
4.3The Credit Parties and Agent agree that at any time and from time to time, upon the written request of the other, it will execute and deliver such further documents and do such further acts and things as the other may reasonably request in order to effect the purposes of this Agreement and the Loan Documents.
5.Conditions Precedent to Effectiveness of Agreement. The effectiveness of this Agreement is conditioned upon the satisfaction of the following conditions precedent (the date on which the conditions have been satisfied or waived in writing by Agent being the “Limited Waiver Effective Date”).

5.1Agent shall have received this Agreement, duly executed by each Credit Party, the Lenders and Agent;

5.2Agent shall have received such additional documents, instruments and information as Agent may have requested in writing at least two Business Days prior to the date hereof;

5.3The representations and warranties contained or incorporated herein shall be true and correct in all material respects (except to the extent already qualified by materiality, in which case it shall be true and correct in all respects); and

5.4Borrower shall have paid to Agent, on behalf of itself and the Lenders, all fees, costs and expenses due and owing to Agent and the Lenders as of the date hereof (including the reasonable costs of any counsel to the Agent), in each case to the extent invoiced at least two Business Days prior to the date hereof. All fees, costs, expenses and other amounts payable hereunder shall be non-refundable and fully earned upon Agent’s receipt of such fees, costs, expenses or amounts. Notwithstanding which fees, costs and expenses due and owing to Agent and Lenders are actually invoiced and paid on the date hereof, Borrower remains liable for all such fees, costs and expenses to the extent set forth in the Loan Agreement.

    Agent and each Lender party hereto, by delivering its signature page to this Agreement, shall be deemed to have accepted or been satisfied with (or waived) each condition set forth in this Section 5. The parties hereto hereby agree that notwithstanding any other provision hereof, the Limited Waiver Effective Date is May 14, 2025.

6.Representations and Warranties. To induce Agent and Lenders to enter into this Agreement, each Credit Party hereby represents and warrants to Agent and Lender as follows:

6.1The execution, delivery and performance of this Agreement by each Credit Party has been duly authorized by all requisite action of such parties;

Katapult – Limited Waiver and Amendment Agreement

6.2
6.3Immediately after giving effect to this Agreement (a) except with respect to the Existing Defaults, the representations and warranties contained in the Loan Agreement, as amended hereby, are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date), (b) except with respect to the Existing Defaults, no Regulatory Trigger Event, Default Trigger Event, First Payment Default Trigger Event, Default or Event of Default has occurred and is continuing, (c) each Credit Party is in good standing under the laws of its jurisdiction of organization, and (d) since June 10, 2021, no amendment, modification or other change has been made to (i) the articles of organization (or other applicable charter document), or (ii) the limited liability company agreement (or any other equivalent governing agreement or document) of any Credit Party except those approved by Agent;

6.4Each Credit Party has all requisite power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement, the Loan Agreement, as amended hereby and the other Loan Documents;

6.5The execution and delivery by the Credit Parties of this Agreement and the performance by the Credit Parties of their respective obligations under the Loan Agreement, as amended by this Agreement, and the other Loan Documents the do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on any Credit Party, except as already have been obtained or made;

6.6This Agreement has been duly executed and delivered by each Credit Party and is the binding obligation of each Credit Party, enforceable against each Credit Party in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors’ rights generally and to the effect of general principles of equity (whether in a proceeding at law or in equity);
6.7
6.8Each Credit Party has reviewed this Agreement and acknowledges and agrees that it (a) understands fully the terms of this Agreement and the consequences of the issuance hereof, (b) has been afforded an opportunity to have this Agreement reviewed by, and to discuss this Agreement with, such attorneys and other Persons as it may wish, and (c) has entered into this Agreement of its own free will and accord and without threat or duress. This Agreement and all information furnished to Agent and Lenders is made and furnished in good faith, for value and valuable consideration. This Agreement has not been made or induced by any fraud, duress or undue influence exercised by any Agent, any Lender or any other Person; and

6.9Neither Agent nor Lender presently has any obligation to make additional Revolving Advances or Loans or to extend any other financial accommodations to Credit Parties (or any of them), except as expressly provided in Section 3.4 of this Agreement.
6.10

7.Miscellaneous.

7.1Integration. This Agreement and the Loan Agreement represent the entire agreement between the parties about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties and negotiations between the parties about the subject matter of this Agreement and the Loan Agreement merge into this Agreement and the Loan Agreement.

7.2Severability. If any term or provision of this Agreement is adjudicated to be illegal, invalid or unenforceable under Applicable Law, such term or provision shall be inapplicable to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remainder of this Agreement which shall be given effect so far as possible.

Katapult – Limited Waiver and Amendment Agreement

7.3Successors and Assigns. Subject to Section 12.2 of the Loan Agreement, this Agreement shall be binding upon and inure to the benefit of the Credit Parties, Agent and Lender and their respective successors and permitted assigns, except that the Credit Parties shall not have the right to assign any rights hereunder or any interest herein without Agent’s and the Lender’s prior written consent.

7.4WAIVER OF JURY TRIAL. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE LOAN AGREEMENT AND SHALL BE SUBJECT TO ANY WAIVER OF JURY TRIAL AND NOTICE PROVISIONS SET FORTH IN THE LOAN AGREEMENT.

7.5No Oral Agreements. Neither this Agreement nor any provision hereof may be changed, waived, discharged, modified or terminated orally, but only by an instrument in writing signed by the parties required to be a party thereto pursuant to the Loan Agreement.

7.6Counterparts. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Signature pages delivered by facsimile or other electronic means shall have the same effect as manually executed signature pages. The words “execution,” “executed,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature.

8.Release. BORROWER, HOLDINGS AND PARENT ENTITY, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, “RELEASORS”) HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES  AGENT AND EACH LENDER AND THEIR RESPECTIVE PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, SUCCESSORS, AND ASSIGNS, AND EACH OF ITS CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, ATTORNEYS, AGENTS, AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, THE “RELEASED PARTIES”) FROM ALL POSSIBLE CLAIMS, COUNTERCLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, OR AT LAW OR IN EQUITY, IN ANY CASE ORIGINATING ON OR BEFORE THE DATE HEREOF THAT ANY OF THE RELEASORS MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES (OR ANY OF THEM), IF ANY, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, ARISING  DIRECTLY OR INDIRECTLY FROM THE LOAN AGREEMENT, THE LOAN DOCUMENTS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS AND/OR NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT OR THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, IN EACH CASE EXCLUDING FRAUD, GROSS NEGLIGENCE, OR WILLFUL MISCONDUCT (THE “RELEASED CLAIMS”). RELEASED CLAIMS SHALL NOT INCLUDE CLAIMS TO ENFORCE THIS AGREEMENT OR FOR BREACH OF THIS AGREEMENT, IN EACH CASE MADE AFTER THE DATE HEREOF. EACH OF THE RELEASORS WAIVES THE BENEFITS OF ANY LAW, WHICH MAY PROVIDE IN SUBSTANCE: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY IT MUST HAVE MATERIALLY AFFECTED ITS SETTLEMENT WITH THE DEBTOR.” EACH OF THE RELEASORS UNDERSTANDS THAT THE FACTS WHICH IT BELIEVES TO BE TRUE AT THE TIME OF MAKING THE RELEASE PROVIDED FOR HEREIN MAY LATER TURN OUT TO BE DIFFERENT THAN IT NOW BELIEVES, AND THAT INFORMATION WHICH IS NOT NOW KNOWN OR SUSPECTED MAY LATER BE DISCOVERED.  EACH OF THE RELEASORS ACCEPTS THIS POSSIBILITY, AND EACH OF THEM ASSUMES THE RISK OF THE FACTS

Katapult – Limited Waiver and Amendment Agreement

TURNING OUT TO BE DIFFERENT AND NEW INFORMATION BEING DISCOVERED; AND EACH OF THEM FURTHER AGREES THAT THE RELEASE PROVIDED FOR HEREIN SHALL IN ALL RESPECTS CONTINUE TO BE EFFECTIVE AND NOT SUBJECT TO TERMINATION OR RESCISSION BECAUSE OF ANY DIFFERENCE IN SUCH FACTS OR ANY NEW INFORMATION. RELEASORS AGREE THAT (I) THE COMMENCEMENT OF ANY LITIGATION OR LEGAL PROCEEDINGS BY ANY RELEASOR AGAINST ANY RELEASED PARTY WITH RESPECT TO ANY CLAIMS, COUNTERCLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES RELEASED HEREBY, PURPORTED TO BE RELEASED HEREBY OR ARISING ON OR BEFORE THE DATE HEREOF, AND/OR (II) THE COMMENCEMENT OF ANY CLAIM, INITIATION OR COMMENCEMENT OF ANY CLAIM OR PROCEEDING BY ANY RELEASOR WHICH ALLEGES THAT THE RELEASE HEREIN IS INVALID OR UNENFORCEABLE IN ANY RESPECT, SHALL, IN EACH CASE, CONSTITUTE AN IMMEDIATE EVENT OF DEFAULT.
9.
[Signature pages follow.]

Katapult – Limited Waiver and Amendment Agreement

IN WITNESS WHEREOF, this Agreement is being executed as of the date first written above.

BORROWER:

KATAPULT SPV-1 LLC

By: /s/ Orlando Zayas
Name: Orlando Zayas
Title: Chief Executive Officer

HOLDINGS:

KATAPULT GROUP, INC.

By: /s/ Orlando Zayas
Name: Orlando Zayas
Title: Chief Executive Officer

PARENT ENTITY:

KATAPULT HOLDINGS, INC.

By: /s/ Orlando Zayas
Name: Orlando Zayas
Title: Chief Executive Officer

[Signature Page to Limited Waiver and Amendment Agreement]

AGENT:

MIDTOWN MADISON MANAGEMENT LLC

By: /s/ David Aidi
Name: David Aidi
Title: Authorized Signatory

[Signature Page to Limited Waiver and Amendment Agreement]

CLASS A LENDERS:

BLUE OWL SPECIAL OPPORTUNITIES FUND VII LP

By: /s/ David Aidi
Name: David Aidi
Title: Authorized Signatory

BLUE OWL ASSET INCOME FUND IV LP

By: /s/ David Aidi
Name: David Aidi
Title: Authorized Signatory

BLUE OWL ASSET INCOME FUND (CAYMAN) IV LP

By: /s/ David Aidi
Name: David Aidi
Title: Authorized Signatory

BLUE OWL SPECIAL OPPORTUNITIES FUND (CAYMAN) VII LP

By: /s/ David Aidi
Name: David Aidi
Title: Authorized Signatory

BLUE OWL ASSET INCOME FUND V LP

By: /s/ David Aidi
Name: David Aidi
Title: Authorized Signatory

[Signature Page to Limited Waiver and Amendment Agreement]

CLASS B LENDERS:

BLUE OWL SPECIAL OPPORTUNITIES FUND VII LP

By: /s/ David Aidi
Name: David Aidi
Title: Authorized Signatory
BLUE OWL ASSET INCOME FUND IV LP
By: /s/ David Aidi
Name: David Aidi
Title: Authorized Signatory
BLUE OWL ASSET INCOME FUND V LP

By: /s/ David Aidi
Name: David Aidi
Title: Authorized Signatory
BLUE OWL SPECIAL OPPORTUNITIES FUND (CAYMAN) VII LP
By: /s/ David Aidi
Name: David Aidi
Title: Authorized Signatory
BLUE OWL ASSET INCOME FUND (CAYMAN) IV LP
By: /s/ David Aidi
Name: David Aidi
Title: Authorized Signatory
BLUE OWL ASSET INCOME FUND (CAYMAN) V LP

By: /s/ David Aidi
Name: David Aidi
Title: Authorized Signatory
[Signature Page to Limited Waiver and Amendment Agreement]